Legg Mason U.S. Small-Capitalization Value Trust
                 (a series of Legg Mason Investors Trust, Inc.)

                    Supplement to the Legg Mason Equity Funds
                         Prospectus dated August 1, 2006


Legg Mason U.S. Small-Capitalization Value Trust ("Fund") will close to new investors effective September 1, 2006. The Fund will remain open to additional investments by existing shareholders. However, shareholders in other Legg Mason funds who do not already hold shares of the Fund will not be permitted to acquire shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested in additional Fund shares unless a shareholder has elected otherwise.

The closing does not restrict existing shareholders from redeeming shares of the Fund.



 This Supplement should be retained with your Prospectus for future reference.

                    This Supplement is dated August 11, 2006.



















LMF-001 SUPP-A